Supplement dated May 1, 2017 to the following booklets dated May 1, 2017:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity
MultiOption(r) Select Variable Annuity
Variable Fund D Variable Annuity


Ivy Variable Insurance Portfolios
Effective April 28, 2017 the Ivy VIP Small Cap Value Portfolio is changing to Ivy VIP Small Cap Core Portfolio.

Effective April 28, 2017, Ivy Variable Insurance Portfolios is launching a new share class of VIPs. All current portfolios will have the disclosure "Class II Shares" added to end of their name.



Janus Aspen Series Changes
Effective on/about May 30, 2017 pending shareholder and regulatory approvals, Janus and Henderson Group PLC are expected to combine businesses.

Effective as of the date of the merger, the portfolios of Janus Aspen Series ("JAS") will undergo name changes as detailed below:


Current JAS Portfolio Name  New JAS Portfolio Name
Balanced Portfolio          Janus Henderson Balanced Portfolio
Forty Portfolio             Janus Henderson Forty Portfolio
Overseas Portfolio          Janus Henderson Overseas Portfolio


Putnam Variable Trust Changes
On/about May 15, 2017, Putnam VT Growth and Income Fund ? Class IB Shares will merge into Putnam VT Equity Income Fund ? Class IB Shares.